                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 14, 2002
                                                          --------------



                           Wolverine Tube, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                           1-12164                63-0970812
  ----------------------------      ------------------------      ------------------
  (State or Other Jurisdiction      (Commission File Number)       (IRS Employer
       of Incorporation)                                          Identification No.)


                       200 Clinton Avenue West, Suite 1000
                            Huntsville, Alabama 35801
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (256) 890-0460
                                                           --------------



                                 ---------------

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5.  Other Events

         Wolverine Tube, Inc. is filing a copy of its press release dated March 14, 2002.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

 99.1    Wolverine Tube, Inc. press release dated March 14, 2002.












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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WOLVERINE TUBE, INC.


Date:  March 21, 2002             By:  /s/ James E. Deason
                                       -------------------
                                       James E. Deason
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Director

                                  EXHIBIT INDEX

       Exhibit Number          Description of Exhibit
       --------------          ----------------------

           99.1         Wolverine Tube, Inc. press release dated March 14, 2002.




























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